INTERCAPITAL INSURED MUNICIPAL TRUST           Two World Trade Center,
                                               New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital Insured Municipal Trust (IMT) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past

                                                      Insured Municipal
               30-Year            30-Year U.S.          Revenue Yields
          Insured Municipal        Treasury          as a Percentage of U.S.
               Yields               Yields              Treasury Yields

Dec '93         5.4                  6.34                   85.17%
                5.4                  6.24                   86.54%
                5.8                  6.66                   87.09%
                6.4                  7.09                   90.27%
                6.35                 7.32                   86.75%
                6.25                 7.43                   84.12%
Jun '94         6.5                  7.61                   85.41%
                6.25                 7.39                   84.57%
                6.3                  7.45                   84.56%
                6.55                 7.81                   83.87%
                6.75                 7.96                   84.80%
                7                    8                      87.50%
Dec '94         6.75                 7.88                   85.66%
                6.4                  7.7                    83.12%
                6.15                 7.44                   82.66%
                6.15                 7.43                   82.77%
                6.2                  7.34                   84.47%
                5.8                  6.66                   87.09%
Jun '95         6.1                  6.62                   92.15%
                6.1                  6.86                   88.92%
                6                    6.66                   90.08%
                5.95                 6.48                   91.82%
                5.75                 6.33                   90.84%
                5.5                  6.14                   89.56%
Dec '95         5.35                 5.94                   90.07%
                5.4                  6.03                   89.55%
                5.8                  6.46                   86.69%
                5.85                 6.66                   87.84%
                5.95                 6.89                   86.36%
                6.05                 6.99                   86.55%
Jun '96         5.9                  6.89                   85.63%
                5.85                 6.97                   83.93%
                5.9                  7.11                   82.98%
                5.7                  6.93                   82.25%
                5.65                 6.64                   85.09%
                5.5                  6.35                   86.61%
Dec '96         5.6                  6.63                   84.46%
                5.7                  6.79                   83.95%
                5.65                 6.8                    83.08%
                5.9                  7.1                    83.10%
                5.75                 6.94                   82.85%
                5.65                 6.91                   81.77%
Jun '97         5.6                  6.78                   82.60%
                5.3                  6.3                    84.00%
                5.5                  6.61                   83.00%
                5.4                  6.4                    84.40%
                5.35                 6.15                   86.90%
                5.3                  6.05                   87.60%
Dec '97         5.15                 5.92                   86.90%
Jan '98         5.15                 5.8                    88.80%
Feb.'98         5.2                  5.92                   87.80%
Mar '98         5.25                 5.93                   88.50%
Apr '98         5.35                 5.95                   89.90%


INTERCAPITAL INSURED MUNICIPAL TRUST

12 months the insured index yield has declined from 5.75 percent. The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, the federal deficit has shrunk and the U.S. Treasury's borrowing needs have declined. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Overall, refundings represented one-quarter of total new issues. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising one-third of the total.

PERFORMANCE

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) declined from $15.96 to $15.84. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.48 per share, the Trust's total NAV return was
2.29 percent. IMT's price on the New York Stock Exchange increased from $15.25 to $15.3125 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 3.49 percent. On April 30, 1998, IMT was trading at a 3.33 percent discount to NAV. This means that the market price of the common stock was lower than the NAV.

Monthly dividends payable in the second quarter of 1998 were declared in March and remained unchanged at $0.08 per share. The level of undistributed net investment income increased from $0.062 to $0.065 per share over the past six months.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding Auction Rate Preferred Shares (ARPS), including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL INSURED MUNICIPAL TRUST

LARGEST SECTORS as of April 30, 1998
(% of Net Assets)
REFUNDED                38%
ALL OTHERS              20%
IDR/PCR                 15%
HOSPITAL                14%
WATER & SEWER            7%
MORTGAGE                 6%

* Industrial Developement/Polution Control Revenue

Portfolio structure is subject to change.


CREDIT ENHANCEMENTS as of April 30, 1998
(% of Total Long-Term Portfolio)
MBIA                    36%
AMBAC                   26%
FGIC                    25%
FSA                      8%
GNMA                     5%

Portfolio structure is subject to change.


CALL STRUCTURE as of April 30, 1998
(% of Total Long-Term Portfolio)              WEIGHTED AVERAGE
Percent Callable                            CALL PROTECTION: 4 YEARS

YEARS BONDS CALLABLE
1999                     0%
2000                     0%
2001                    25%
2002                    64%
2003                     0%
2004                     0%
2005                     2%
2006                     5%
2007                     0%
2008                     1%
2009+                    3%


Portfolio structure is subject to change.

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 52 credits. As illustrated in the accompanying chart, refunded bonds to be called within 10 years comprised 38 percent of net assets. The Trust's weighted average maturity was 16 years. The distribution of call dates in the portfolio produced 4 years of weighted average call protection. To assure timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first is the amount of ARPS outstanding, the second the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 3.19 and 4.20 percent. IMT's two ARPS series totaled $130 million and represented 27 percent of net assets.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

INTERCAPITAL INSURED MUNICIPAL TRUST

We appreciate your ongoing support of InterCapital Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO

Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (98.0%)
            General Obligation (2.8%)
$  8,000    Chicago, Illinois, Refg Ser 1992 (AMBAC)....................  6.25 %   01/01/11    $  8,985,600
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
             06/01/92 B (AMBAC).........................................  6.50     06/01/17       4,643,000
--------                                                                                       ------------
  12,000                                                                                         13,628,600
--------                                                                                       ------------

            Educational Facilities Revenue (4.0%)
            Massachusetts Health & Educational Facilities Authority,
  15,000     Northeastern University Ser E (MBIA).......................  6.55     10/01/22      16,370,850
   3,000     Stonehill College Ser E (MBIA).............................  6.60     07/01/20       3,268,710
--------                                                                                       ------------
  18,000                                                                                         19,639,560
--------                                                                                       ------------

            Electric Revenue (2.5%)
  10,000    Piedmont Municipal Power Agency, South Carolina, 1991 Refg
             Ser (FGIC).................................................  6.25     01/01/18      10,599,400
   1,630    Lower Colorado Authority, Texas, Jr Lien Refg Ser 1992
             (AMBAC)....................................................  6.00     01/01/17       1,693,309
--------                                                                                       ------------
  11,630                                                                                         12,292,709
--------                                                                                       ------------

            Hospital Revenue (13.5%)
   5,000    Brevard County Health Facilities Authority, Florida,
             Wuesthoff Memorial Hospital Ser 1992 A (MBIA)..............  6.625    04/01/13       5,424,000
   8,955    Illinois Health Facilities Authority, Southern Illinois
             Hospital Services Ser 1991 (MBIA)..........................  6.625    03/01/20       9,821,217
   3,700    Massachusetts Health & Educational Facilities Authority,
             McLean Hospital Ser C (FGIC)...............................  6.625    07/01/15       4,020,161
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare Ser 1998 A (MBIA) (WI)..........................  5.00     06/01/22       2,846,940
  15,000    Amarillo Health Facilities Corporation, Texas, High Plains
             Baptist Hospital Ser 1992 A & B (FSA)......................  6.562    01/01/22      16,210,650
            Wisconsin Health & Educational Facilities Authority,
  15,000     Children's Hospital Inc Ser 1992 B (FGIC)..................  6.50     08/15/21      16,221,750
  10,000     Wausau Hospital Inc Ser 1991 B (AMBAC).....................  6.70     08/15/20      10,819,700
--------                                                                                       ------------
  60,655                                                                                         65,364,418
--------                                                                                       ------------

            Industrial Development/Pollution Control Revenue (15.1%)
   6,000    Delaware Economic Development Authority, Delmarva Power &
             Light Co Ser 1992 A (AMT) (AMBAC)..........................  6.85     05/01/22       6,530,880
   5,000    Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser
             D (Secondary FGIC).........................................  7.00     04/01/15       5,471,550
  20,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................  7.00     06/01/31      21,682,800
   7,500    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
             1987 (AMBAC)...............................................  6.55     10/01/13       8,136,150
   5,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1996 Ser (MBIA)......................  5.50     01/01/21       5,059,400

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  7,000    Montgomery County Industrial Development Authority,
             Pennsylvania, Philadelphia Electric Co Refg 1991 Ser B
             (MBIA).....................................................  6.70 %   12/01/21    $  7,575,260
            Brazos River Authority, Texas,
   7,500     Houston Lighting & Power Co 1992 A (AMBAC).................  6.70     03/01/17       8,132,025
  10,000     Texas Utilities Electric Co Collateralized Ser 1992 A (AMT)
               (AMBAC)..................................................  6.75     04/01/22      10,836,000
--------                                                                                       ------------
  68,000                                                                                         73,424,065
--------                                                                                       ------------

            Mortgage Revenue - Single Family (5.8%)
   3,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA).....................................................  5.875    12/01/24       3,114,480
  16,300    Nebraska Investment Finance Authority, GNMA-Backed 1992 Ser
             A & B (AMT)................................................  6.70     09/15/24      17,259,581
   7,100    Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2
             (AMT)......................................................  6.903    03/01/31       7,523,231
--------                                                                                       ------------
  26,400                                                                                         27,897,292
--------                                                                                       ------------

            Nursing & Health Related Facilities Revenue (0.8%)
   3,495    New York State Medical Care Facilities Finance Agency,
--------     Mental Health 1992 Ser A (FGIC)............................  6.375    08/15/17       3,754,469
                                                                                               ------------

            Public Facilities Revenue (4.4%)
  20,000    Hudson County, New Jersey, Correctional Refg Ser 1992 COPs
--------     (MBIA).....................................................  6.60     12/01/21      21,536,600
                                                                                               ------------

            Resource Recovery Revenue (1.9%)
   8,325    Detroit Economic Development Corporation, Michigan, Ser 1991
--------     A (AMT) (FSA)..............................................  6.875    05/01/09       8,949,542
                                                                                               ------------

            Transportation Facilities Revenue (2.8%)
   5,000    Greater Orlando Aviation Authority, Florida, Ser 1992 A
             (AMT) (FGIC)...............................................  6.50     10/01/12       5,413,650
   5,000    Hillsborough County Port District, Florida, Tampa Port
             Authority Refg Ser 1995 (AMT) (FSA)........................  5.75     06/01/13       5,222,650
   2,500    Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)..........  6.75     07/01/21       2,684,550
--------                                                                                       ------------
  12,500                                                                                         13,320,850
--------                                                                                       ------------

            Water & Sewer Revenue (6.7%)
   7,790    Kenton County Water District #1, Kentucky, Refg Ser 1992
             (FGIC).....................................................  6.375    02/01/17       8,460,797
   3,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........  6.375    07/01/22       3,253,530
   4,950    Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)............  6.50     01/01/11       5,338,872
  10,000    Grand Strand Water & Sewer Authority, South Carolina, Refg
             Ser 1992 (MBIA)............................................  6.00     06/01/19      10,428,700
   5,000    North Charleston Sewer District, South Carolina, Refg Ser
             1992 A (MBIA)..............................................  6.00     07/01/18       5,218,150
--------                                                                                       ------------
  30,740                                                                                         32,700,049
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (37.7%)
$ 15,000    Delaware Health Facilities Authority, Medical Center of
             Delaware Ser 1992 (MBIA) (ETM).............................  6.25 %   10/01/06+   $ 16,799,850
   5,000    Jacksonville Health Facilities Authority, Florida, Memorial
             Regional Rehabilitation Center Ser 1992 (MBIA).............  6.625    05/01/02+      5,500,450
  10,000    Orange County, Florida, Tourist Development Tax Ser 1992 B
             (AMBAC)....................................................  6.00     10/01/02+     10,671,000
  10,000    Reedy Creek Improvement District, Florida, Utilities Ser
             1991-1 (MBIA)..............................................  6.50     10/01/01+     10,805,199
   5,000    Fulton-De Kalb Hospital Authority, Georgia, Grady Memorial
             Hospital Ser 1991 (AMBAC)..................................  6.90     01/01/01+      5,422,400
  15,000    Cook County, Illinois, Ser 1992 A (MBIA)....................  6.60     11/15/02+     16,632,300
   6,000    Louisiana, Ser 1992 A (AMBAC)...............................  6.50     05/01/02+      6,577,920
   9,300    New Orleans, Louisiana, Issue of 1992 (FGIC)................  7.50     09/01/02+     10,444,365
   5,000    Chippewa Valley Schools, Michigan, 1992 (FGIC)..............  6.375    05/01/01+      5,366,050
   7,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........  6.375    07/01/02+      7,638,960
   6,000    Detroit City School District, Michigan, Ser 1991 (Secondary
             AMBAC).....................................................  7.10     05/01/01+      6,583,620
   5,000    Farmington Hills Hospital Finance Authority, Michigan,
             Botsford General Hospital Ser 1992 A (MBIA)................  6.50     02/15/02+      5,465,800
   6,400    Bergen County Utilities Authority, New Jersey, 1992 Water
             Pollution Ser A (FGIC).....................................  6.50     06/15/02+      7,027,392
  15,000    Harrisburg Authority, Pennsylvania, Water Ser of 1992
             (FGIC).....................................................  6.50     08/15/02+     16,260,000
  15,000    South Carolina Public Service Authority, 1991 Ser D
             (AMBAC)....................................................  6.50     07/01/02+     16,491,450
   5,000    Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center 1991 Ser A (FSA)...................  6.854    05/15/01+      5,443,550
  10,000    Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A
             (AMBAC)**..................................................  6.50     08/15/02+     11,006,401
            Lower Colorado River Authority, Texas,
     400     Jr Lien Refg Ser 1992 (AMBAC) (ETM)........................  6.00     01/01/17         444,040
     670     Jr Lien Refg Ser 1992 (AMBAC) (ETM)........................  6.00     01/01/17         745,053
   1,070     Jr Lien Refg Ser 1992 (AMBAC) (ETM)........................  6.00     01/01/17       1,189,112
  15,000    Metropolitan Seattle, Washington, Sewer Ser U (FGIC)........  6.60     01/01/01+     16,171,500
--------                                                                                       ------------
 166,840                                                                                        182,686,412
--------                                                                                       ------------
 438,585    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $433,083,721).................    475,194,566
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.8%)
$  4,100    East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989
--------     (Demand 05/01/98) (Identified Cost $4,100,000).............  4.20*%   11/01/19    $  4,100,000
                                                                                               ------------

$442,685    TOTAL INVESTMENTS (Identified Cost $437,183,721) (a)...................    98.8%    479,294,566
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.2       5,679,906
                                                                                      -----    ------------

            NET ASSETS..............................................................  100.0%   $484,974,472
                                                                                      =====    ============


---------------------

AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
WI     Security purchased on a "when-issued" basis.
 +     Prerefunded to call date shown.
 *     Current coupon of variable rate demand obligation.
**     A portion of this security is segregated in connection with the purchase of a "when-issued" security.
(a)    The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $42,130,555 and the aggregate gross
       unrealized depreciation is $19,710, resulting in net
       unrealized appreciation of $42,110,845.

Bond Insurance:
---------------
   AMBAC      AMBAC Indemnity Corporation.
   FGIC       Financial Guaranty Insurance Company.
   FSA        Financial Security Assurance Inc.
   MBIA       Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 April 30, 1998

Alaska...................       0.6%
Delaware.................       4.8
Florida..................       8.9
Georgia..................       1.1
Hawaii...................       0.6
Illinois.................       7.3
Indiana..................       1.1
Kansas...................       4.5
Kentucky.................       1.7
Louisiana................       4.4
Massachusetts............       4.9
Michigan.................       7.7
Missouri.................       0.6
Nebraska.................       3.6
Nevada...................       2.6
New Jersey...............       5.9
New York.................       1.8
Ohio.....................       2.7
Pennsylvania.............       4.9
South Carolina...........       8.8
Tennessee................       1.1
Texas....................      10.3
Washington...............       3.3
Wisconsin................       5.6
                             ------

Total....................      98.8%
                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $437,183,721).............................  $479,294,566
Cash........................................................       539,734
Receivable for:
    Interest................................................     7,611,438
    Investments sold........................................       675,000
Prepaid expenses............................................       153,262
                                                              ------------

    TOTAL ASSETS............................................   488,274,000
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,866,650
    Dividends to preferred shareholders.....................       186,904
    Investment management fee...............................       159,309
Accrued expenses............................................        86,665
                                                              ------------

    TOTAL LIABILITIES.......................................     3,299,528
                                                              ------------

    NET ASSETS..............................................  $484,974,472
                                                              ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 2,600
 shares outstanding)........................................  $130,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 22,416,813 shares
 outstanding)...............................................   311,397,840
Net unrealized appreciation.................................    42,110,845
Accumulated undistributed net investment income.............     1,466,243
Net realized loss...........................................          (456)
                                                              ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............   354,974,472
                                                              ------------

    TOTAL NET ASSETS........................................  $484,974,472
                                                              ============

NET ASSET VALUE PER COMMON SHARE
 ($354,974,472 divided by 22,416,813 common shares
 outstanding)...............................................        $15.84
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $14,331,649
                                                              -----------

EXPENSES
Investment management fee...................................      850,588
Auction commission fees.....................................      170,974
Transfer agent fees and expenses............................       52,037
Professional fees...........................................       50,793
Shareholder reports and notices.............................       25,490
Registration fees...........................................       16,138
Custodian fees..............................................        9,653
Auction agent fees..........................................        7,925
Servicing fees..............................................        3,569
Trustees' fees and expenses.................................        3,419
Other.......................................................        5,951
                                                              -----------

    TOTAL EXPENSES..........................................    1,196,537

Less: expense offset........................................       (9,608)
                                                              -----------

    NET EXPENSES............................................    1,186,929
                                                              -----------

    NET INVESTMENT INCOME...................................   13,144,720
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................         (456)
Net change in unrealized appreciation.......................   (2,956,843)
                                                              -----------

    NET LOSS................................................   (2,957,299)
                                                              -----------

NET INCREASE................................................  $10,187,421
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED         ENDED
                                                      APRIL 30, 1998  OCTOBER 31, 1997
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................    $ 13,144,720     $ 26,508,096
Net realized loss..................................            (456)          --
Net change in unrealized appreciation..............      (2,956,843)       5,274,961
                                                        -----------     ------------

    NET INCREASE...................................      10,187,421       31,783,057
                                                        -----------     ------------
Dividends to preferred shareholders from net
 investment income.................................      (2,301,002)      (4,757,694)
                                                        -----------     ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income..............................     (10,760,843)     (22,161,286)
Net realized gain..................................         --            (1,233,114)
                                                        -----------     ------------

    TOTAL..........................................     (10,760,843)     (23,394,400)
                                                        -----------     ------------
Decrease from transactions in common shares of
 beneficial interest...............................         (37,121)      (1,594,423)
                                                        -----------     ------------

    NET INCREASE (DECREASE)........................      (2,911,545)       2,036,540

NET ASSETS:
Beginning of period................................     487,886,017      485,849,477
                                                       ------------     ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $1,466,243 and $1,383,368, respectively).......    $484,974,472     $487,886,017
                                                       ============     ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies.

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $2,866,650 and $2,375,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,059. At April 30, 1998, the

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

Trust had an accrued pension liability of $36,307 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                    AMOUNT IN              RESET         RANGE OF
SERIES  SHARES*    THOUSANDS*     RATE*     DATE     DIVIDEND RATES**
------  -------   -------------   -----   --------   ----------------
  TU       800       $40,000      3.69%   01/05/99    3.61% - 3.69%
  TH     1,800        90,000      3.80    05/01/98    3.19  - 4.20

---------------------
 * As of April 30, 1998.
** For the six months ended April 30, 1998.

Subsequent to April 30, 1998 and up through June 5, 1998 the Trust paid dividends to Series TU and TH at rates ranging from 3.60% to 3.90% in the aggregate amount of $447,866.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1996...................................  22,525,813   $225,258    $312,804,126
Treasury shares purchased and retired (weighted average
 discount 5.03%)*...........................................    (106,600)    (1,066)     (1,593,357)
                                                              ----------   --------    ------------
Balance, October 31, 1997...................................  22,419,213    224,192     311,210,769
Treasury shares purchased and retired (weighted average
 discount 3.27%)*...........................................      (2,400)       (24)        (37,097)
                                                              ----------   --------    ------------
Balance, April 30, 1998.....................................  22,416,813   $224,168    $311,173,672
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------
  $0.08      May 8, 1998    May 22, 1998
  $0.08     June 5, 1998   June 19, 1998

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31*
                                                         MONTHS ENDED        ----------------------------------------------------
                                                        APRIL 30, 1998*        1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................      $ 15.96            $15.80     $15.86    $ 14.27    $ 16.95     $14.25
                                                            -------            ------     ------    -------    -------     ------
Net investment income.................................         0.59              1.18       1.27       1.21       1.33       1.35
Net realized and unrealized gain (loss)...............        (0.13)             0.23      (0.02)      1.65      (2.67)      2.69
                                                            -------            ------     ------    -------    -------     ------
Total from investment operations......................         0.46              1.41       1.25       2.86      (1.34)      4.04
                                                            -------            ------     ------    -------    -------     ------
Less dividends and distributions from:
   Net investment income..............................        (0.48)            (0.99)     (1.02)     (1.02)     (1.12)     (1.12)
   Common share equivalent of dividends paid to
    preferred shareholders............................        (0.10)            (0.21)     (0.21)     (0.23)     (0.22)     (0.22)
   Net realized gain..................................           --             (0.05)     (0.08)     (0.02)        --         --
                                                            -------            ------     ------    -------    -------     ------
Total dividends and distributions.....................        (0.58)            (1.25)     (1.31)     (1.27)     (1.34)     (1.34)
                                                            -------            ------     ------    -------    -------     ------
Net asset value, end of period........................      $ 15.84            $15.96     $15.80    $ 15.86    $ 14.27     $16.95
                                                            =======            ======     ======    =======    =======     ======
Market value, end of period...........................      $15.313            $15.25     $15.00    $14.625    $12.625     $16.75
                                                            =======            ======     ======    =======    =======     ======
TOTAL INVESTMENT RETURN+..............................         3.49%(1)          8.80%     10.31%     24.59%    (18.84)%    17.73%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses........................................         0.67%(2)          0.69%(3)   0.70%(3)   0.72%(3)   0.77%      0.80%
Net investment income before preferred stock
 dividends............................................         7.36%(2)          7.50%      7.54%      7.88%      8.45%      8.52%
Preferred stock dividends.............................         1.29%(2)          1.35%      1.35%      1.50%      1.38%      1.40%
Net investment income available to common
 shareholders.........................................         6.07%(2)          6.15%      6.19%      6.38%      7.07%      7.12%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............     $484,974          $487,886   $485,849   $490,116   $491,360   $578,506
Asset coverage on preferred shares at end of period...          373%              375%       373%       377%       307%       321%
Portfolio turnover rate...............................            1%(1)            --          1%         3%         6%         1%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


INTERCAPITAL
INSURED
MUNICIPAL
TRUST


Semiannual Report
April 30, 1998